UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 28, 2010

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2010 annual meeting of stockholders held on April 28, 2010, the stockholders of Ameriprise Financial, Inc. (the “Company”) approved an amendment to the Company’s amended and restated certificate of incorporation (“Certificate of Incorporation”), which will result in the declassification of the Company’s Board of Directors (“Board”).  The Certificate of Incorporation, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K.

On April 29, 2010, a series of amendments to the Company’s by-laws (“By-Laws”), approved by the Board in February 2010, became effective upon stockholder approval of the aforementioned amendment to the Certificate of Incorporation and the corresponding filing of a certificate of amendment with the Secretary of State of the State of Delaware. These amendments reflect recent changes in applicable law and update the By-Laws to conform to the amendment to the Certificate of Incorporation. A summary of the changes to the By-Laws is set forth below.

Amendments to Article I of the By-Laws, entitled “Stockholders”, include: the clarification that meetings of stockholders may be held by “remote communication”; the additional authority granted to the Board, and other conforming changes, to bifurcate the record date for stockholders entitled to receive notice of and the record date for stockholders entitled to vote at a stockholder meeting; the additional authority granted to the Board to adopt rules and regulations for the conduct of stockholder meetings; the addition of certain procedural powers granted to and obligations of the officer presiding over stockholder meetings; the addition of certain disclosure requirements for stockholders seeking to submit a nomination or proposal for an annual meeting; the clarification, and other conforming changes, that the advance notice requirement for a stockholder proposal related to business other than the nomination of a director shall be deemed satisfied where the stockholder has notified the Company of its intention to present the proposal in compliance with the Securities Exchange Act of 1934 and such proposal has been included in the Company’s proxy statement; the addition of the requirement that a stockholder or stockholder representative appear at the meeting of stockholders to present the nomination or proposal made by such stockholder; and the clarification that a contested election will occur if the number of candidates for the election of directors exceeds the number of directors to be elected “as of the tenth (10th) day preceding the date the Corporation first mails its notice of meeting.”

Amendments to Article II of the By-Laws, entitled “Board of Directors”, include: the elimination of the statement that the discretion of the Board may be limited by the By-Laws; the elimination of the classified Board commencing in 2013, and other conforming changes; the clarification that meetings do not need to occur in a specific place; the clarification that, prior to the 2013 annual meeting of stockholders, stockholders may only remove a director for cause and the addition of a new provision providing that, after the 2013 annual meeting of stockholders, stockholders may remove a director with or without cause; and the deletion of the statement that the Board’s ability to fill a vacancy on the Board is subject to the “Removal of Directors” section of the By-Laws.

Amendments to Article III of the By-Laws, entitled “Committees”, include: the deletion of the requirement that a committee need be designated by a “resolution adopted by a majority of directors then in office”; the addition of the election of the Company to be governed by Section 141(c)(2) of the Delaware General Corporation Law; the deletion of the requirement that committee proceedings be reported to the Board at the Board meeting “next following such proceedings”; and the additional authority granted to committee members to resign via an electronic transmission.

The amendment to Article IV of the By-Laws, entitled “Officers”, grants officers the additional authority to resign via an electronic transmission.

Amendments to Article V of the By-Laws, entitled “Capital Stock”, include: clarifications as to the directors and officers authorized to sign stock certificates; and clarifications related to the aforementioned ability of the Board to bifurcate the record date for stockholder notice and voting rights.

The Company’s amended and restated By-Laws are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07       Submission of Matters to a Vote of Security Holders.

The Company’s 2010 annual meeting of stockholders was held on April 28, 2010. At the meeting, the holders of 224,565,442 shares of common stock, which represents approximately 88 percent of the outstanding shares entitled to vote as of the record date of March 1, 2010, were represented in person or by proxy.

The results of the items voted on and approved by the stockholders at the meeting are set forth below.

Item 1. In the vote on the election of two Class II directors, each for a term of three years to expire at the 2013 annual meeting or until their successors are elected and qualified, the “for” votes received by James M. Cracchiolo and H. Jay Sarles represented approximately 98 percent and 99.5 percent, respectively, of the shares voted at the meeting.  The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James M. Cracchiolo	204,708,294	4,241,198	104,335	15,511,615
H. Jay Sarles	207,819,981	1,043,301	190,545	15,511,615

The directors whose terms continued after the meeting are as follows:

Class I Directors — Term Expires in 2012	Class III Directors — Term Expires in 2011
Warren D. Knowlton	W. Walker Lewis
Jeffrey Noddle	Siri S. Marshall
Robert F. Sharpe, Jr.	William H. Turner

Item 2. The vote on the adoption and approval of an amendment to the Company’s Certificate of Incorporation to declassify the Board resulted in “for” votes from approximately 99 percent of the shares voted. Total shares voted with respect to this item represented approximately 88 percent of the total outstanding shares of the Company entitled to vote at the meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
223,432,415	893,541	239,486	—

Item 3. The non-binding advisory vote on executive compensation, philosophy, objectives, and policies resulted in “for” votes from approximately 79 percent of the shares voted. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
176,869,064	46,321,530	1,374,848	—

Item 4. The vote on the approval of an amended and restated Ameriprise Financial 2005 Incentive Compensation Plan resulted in “for” votes from approximately 77 percent of the shares voted. Total shares voted with respect to this item represented approximately 82 percent of the total outstanding shares of the Company entitled to vote at the meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,858,123	47,924,010	271,694	15,511,615

Item 5. The vote on the ratification of the selection by the Company’s audit committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010 resulted in “for” votes from approximately 99.9 percent of the shares voted. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
224,134,552	298,470	132,420	—

Item 9.01       Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

Exhibit 3.1	Amended Restated Certificate of Incorporation of Ameriprise Financial, Inc.

Exhibit 3.2	Amended and Restated By-Laws of Ameriprise Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: April 30, 2010	By	/s/ Thomas R. Moore
Thomas R. Moore
Vice President, Chief Governance Officer
and Corporate Secretary